                                                                    EXHIBIT 99.1


Press Release

DYNEGY REPORTS S.E.C. DEVELOPMENT

     HOUSTON--(BUSINESS WIRE)--May 8, 2002--Dynegy Inc. (NYSE:DYN) today reported that it has been advised by the Staff of the Securities and Exchange Commission that they intend to request a formal order of investigation in connection with the previously announced inquiry into the natural gas transaction called "Project Alpha."

     The company said it intends to continue to cooperate fully with the SEC in resolving this issue.